ORION OFFICE REIT, INC. 2021 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT GRANT NOTICE Capitalized terms not specifically defined in this Restricted Stock Unit Grant Notice (the “Grant Notice”) have the meanings given to them in the Orion Office REIT, Inc. 2021 Equity Incentive Plan (as amended from time to time, the “Plan”). Orion Properties Inc., a Maryland corporation (formerly known as Orion Office REIT Inc., the “Company”) has granted to the participant listed below (“Participant”) the Restricted Stock Units described in this Grant Notice (the “RSUs”), subject to the terms and conditions of the Plan and the Restricted Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference. Participant: Grant Date: Number of RSUs: Vesting Commencement Date: Vesting Schedule: The RSUs will vest with respect to one-third (1/3rd) of the RSUs granted hereunder on each of the first three (3) anniversaries of the Vesting Commencement Date, subject to Participant’s continued Service Relationship through the applicable vesting date. By Participant’s signature below, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement. The Company may in its discretion provide for electronic acceptance of this Grant Notice and/or the Agreement by Participant, and in such event, Participant’s acceptance thereof shall for all purposes constitute Participant’s execution and agreement to be bound by the terms and conditions thereof. ORION PROPERTIES INC. PARTICIPANT By: Name: [Participant Name] Title: Exhibit 10.3

RESTRICTED STOCK UNIT AGREEMENT Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan. ARTICLE I. GENERAL 1.1 Award of RSUs, Conditions for RSU Awards, and Dividend Equivalent Rights. (a) The Company has granted the RSUs to Participant effective as of the grant date set forth in the Grant Notice (the “Grant Date”). Each RSU represents the right to receive one share of Stock as set forth in this Agreement. Participant will have no right to the distribution of any shares of Stock until the time (if ever) the RSUs have vested. (b) As a result of a limit on the maximum aggregate number of Shares that may be issued under the Plan, the foregoing award shall be subject to satisfaction of the following conditions: (i) the stockholders of the Company must have approved an amendment to the Plan at the 2025 stockholders’ annual meeting that authorizes a sufficient number of Shares to permit the award under the Plan; (ii) the registration of such additional Shares with the Securities and Exchange Commission on Form S-8 (or successor form) must have effectuated as soon as reasonably practical after the above 2025 stockholders’ annual meeting; (iii) the listing of such additional Shares on the New York Stock Exchange; and (iv) the Participant shall be employed by the Company on the date the above conditions are satisfied. If any of the above conditions are not satisfied, none of the RSUs contemplated hereunder shall be issued and the award shall immediately and automatically be rescinded and become null and void. (c) The Company hereby grants to Participant, with respect to each RSU, a Dividend Equivalent Right for ordinary cash dividends paid to substantially all holders of outstanding shares of Stock with a record date after the Grant Date and prior to the date the applicable RSU is settled, forfeited or otherwise expires. Each Dividend Equivalent Right entitles Participant to receive the equivalent value of any such ordinary cash dividends paid on a single Share. Dividend Equivalent Rights shall not entitle Participant to any payments relating to dividends with a record date that occurs after the earlier of the payment or forfeiture of the RSU underlying such Dividend Equivalent Right. The Dividend Equivalent Rights and any amounts that may become payable in respect thereof shall be treated separately from the RSUs and the rights arising in connection therewith for purposes of Section 409A of the Code. Any amounts payable in respect of any Dividend Equivalent Right shall be subject to the same vesting schedule as the RSU to which such Dividend Equivalent Right corresponds and shall be paid within forty-five (45) days following the applicable date on which such Dividend Equivalent Right and corresponding RSU vests, and, in the event that such RSU is forfeited prior to vesting, such Dividend Equivalent Right shall thereupon also be forfeited. Exhibit 10.3

1.2 Incorporation of Terms of Plan. The RSUs are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control. ARTICLE II. VESTING; FORFEITURE AND SETTLEMENT 2.1 Vesting; Forfeiture. (a) Subject to Section 2.1(d) below, the RSUs will vest according to the vesting schedule in the Grant Notice. (b) In addition, the RSUs will become immediately vested: (i) upon termination of a Participant’s Service Relationship (a “Termination of Service”) by the Company without Cause or due to Participant’s resignation for Good Reason. (c) In the event of a Participant’s Termination of Service as a result of Participant’s death or Disability, a pro rata portion of Participant’s unvested RSUs shall automatically vest, determined by multiplying the total number of RSUs awarded hereunder by a fraction, the numerator of which is the number of whole months elapsed from the Grant Date until the date of such Termination of Service, and the denominator of which is 36 (reduced by the number of RSUs that had vested prior to such termination date). (d) Subject to Section 2.1 (b) and 2.1(c), in the event of Participant’s Termination of Service for any reason, all unvested RSUs will immediately and automatically be cancelled and forfeited, except as otherwise determined by the Administrator or provided in a binding written agreement between Participant and the Company. (e) For purposes of this Agreement the following terms will have the meanings set forth in Participant’s employment agreement or offer letter with the Company if such agreement or offer letter exists and contains the applicable definition, and otherwise, shall have the following meanings: (i) “Cause” means that Participant has: (i) committed, with respect to the Company or any of its affiliates, an act of fraud, embezzlement, misappropriation, intentional misrepresentation or conversion of assets, (ii) been convicted of, or entered a plea of guilty or “nolo contendere” to, a felony (excluding any felony relating to the negligent operation of an automobile), (iii) willfully failed to substantially perform (other than by reason of illness or temporary disability) Participant’s reasonably assigned material duties, (iv) engaged in willful misconduct in the performance of Participant’s duties, (v) engaged in conduct that violated the Company’s then existing written internal policies or procedures that have been provided to Participant in writing prior to such conduct and which is materially detrimental to the business and reputation of the Company, or (vi) materially breached any non- competition, non-disclosure or other agreement in effect between Participant and the Company; provided, however, that with respect to clauses (iii) and (iv), no event shall constitute Cause unless (A) the Company has given Participant written notice of termination setting forth the conduct that is alleged to constitute Cause within thirty (30) days of the first date on which the Company has knowledge of such conduct, and (B) Participant fails to cure such conduct within thirty (30) days following the date on which such notice is provided. (ii) “Disability” means that Participant is unable to perform Participant’s duties hereunder due to any sickness, injury or disability for a consecutive period of one hundred eighty (180) days or an aggregate of six (6) months in any twelve (12)-consecutive month period. A determination Exhibit 10.3 of “Disability” shall be made by a physician satisfactory to both Participant and the Company, provided that if Participant and the Company do not agree on a physician, Participant and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be binding on all parties. The appointment of one or more individuals to carry out Participant’s offices or duties during a period of your inability to perform such duties and pending a determination of Disability shall not be considered a breach of this Agreement by the Company. (iii) “Good Reason” means (i) a material reduction in Participant’s base salary or target bonus percentage, (ii) a material reduction in Participant’s title or a material diminution in Participant’s duties, responsibilities or authorities, or (iii) the relocation of Participant’s primary place of employment to a location that is more than 50 miles from the location of the Company’s offices at which Participant is providing service as of the Grant Date; provided that no event will constitute Good Reason unless (A) Participant has given the Company written notice setting forth the conduct of the Company that is alleged to constitute Good Reason, within thirty (30) days of the first date on which Participant has knowledge of such conduct, (B) the Company fails to cure such conduct within thirty (30) days following the date on which such written notice is provided, and (C) the effective date of Participant’s actual termination for Good Reason occurs no later than 60 days after the expiration of such Company cure period. 2.2 Settlement. (a) RSUs will be paid in shares of Stock within forty-five (45) days following the applicable date on which such RSUs vest (either by delivering one or more certificates for such shares of Stock or by entering such shares in book entry form, as determined by the Administrator in its sole discretion), provided that the exact payment date shall be determined by the Company in its sole discretion (and Participant shall not have a right to designate the time of payment). Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate applicable law until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)), provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A. ARTICLE III. TAXATION AND TAX WITHHOLDING 3.1 Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this Award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. 3.2 Tax Withholding. (a) The Company has the right and option, but not the obligation, to treat Participant’s failure to provide timely payment in accordance with the Plan of any withholding tax arising in connection with the RSUs or Dividend Equivalent Rights as Participant’s election to satisfy all or any portion of the withholding tax by requesting the Company retain shares of Stock otherwise issuable under the Award. To the extent that any Federal Insurance Contributions Act tax withholding obligations arise in connection with the RSUs prior to the applicable vesting date, the Administrator shall accelerate the payment of a portion of the award of RSUs sufficient to satisfy (but not in excess of) such tax withholding obligations and any tax withholding obligations associated with any such accelerated payment, and the Administrator shall withhold such amounts in satisfaction of such withholding obligations. Exhibit 10.3

(b) Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the RSUs and the Dividend Equivalent Rights, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the RSUs or Dividend Equivalent Rights. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the RSUs or the Dividend Equivalent Rights or the subsequent sale of shares of Stock. The Company and the Subsidiaries do not commit and are under no obligation to structure the RSUs or Dividend Equivalent Rights to reduce or eliminate Participant’s tax liability. ARTICLE IV. OTHER PROVISIONS 4.1 Adjustments. Participant acknowledges that the RSUs, the shares of Stock subject to the RSUs and the Dividend Equivalent Rights are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan. 4.2 Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation. 4.3 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement. 4.4 Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all applicable law s and, to the extent applicable laws permit, will be deemed amended as necessary to conform to applicable laws. 4.5 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company, including without limitation any acquirer of the Company in a Change in Control or Sale Event. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto. 4.6 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement, the RSUs and the Dividend Equivalent Rights will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent applicable laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule. Exhibit 10.3

4.7 Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. 4.8 Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement. 4.9 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs and Dividend Equivalent Rights, and rights no greater than the right to receive shares of Stock or cash as a general unsecured creditor with respect to the RSUs and Dividend Equivalent Rights, as and when settled pursuant to the terms of this Agreement. The RSUs and Dividend Equivalent Rights will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets 4.10 Not a Contract of Employment or Service. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant. 4.11 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to applicable law, each of which will be deemed an original and all of which together will constitute one instrument. * * * * * Exhibit 10.3